UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 20, 2009
Invesco Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-13908	98-0557567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Invesco Ltd.
1555 Peachtree Street N.E.
Atlanta, Georgia 30309
Telephone: (404) 479-2945
Facsimile: (404) 962-8293
(Address of Principal Executive Offices)
(404) 892-0896
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01.	Other Events
     This Current Report on Form 8-K is being filed by Invesco Ltd. (the “Company”) to update certain portions of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed on February 27, 2009 (the “2008 Form 10-K”), to reflect the retrospective application upon adoption, effective January 1, 2009, of Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51” (“FASB Statement No. 160”).
     FASB Statement No. 160 establishes accounting and reporting standards for noncontrolling interests (i.e., minority interests) in a subsidiary, including changes in a parent’s ownership interest in a subsidiary, and requires, among other things, that noncontrolling interests in subsidiaries be classified as a component of total equity. Prior period information presented in Exhibit 99.1 to this Form 8-K has been updated, where appropriate.
     The following Items of the 2008 Form 10-K are being updated retrospectively to reflect the adoption of the accounting pronouncement described above (which Items as updated are included in Exhibit 99.1 hereto and hereby incorporated by reference herein):
Item 6 — Selected Financial Data
Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 8 — Financial Statements and Supplementary Data
     No Items of the 2008 Form 10-K other than those identified above are being updated by this filing. Information in the 2008 Form 10-K is generally stated as of December 31, 2008, and this filing does not reflect any subsequent information or events other than the adoption of the accounting pronouncement described above. Without limitation of the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009 (the “Form 10-Q”), and its other filings with the Securities and Exchange Commission. This Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K, the Form 10-Q and the Company’s other filings. The Form 10-Q and other filings contain important information regarding events, developments and updates to certain expectations of the Company that have occurred subsequent to the filing of the 2008 Form 10-K.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Updated financial information as of December 31, 2008 and 2007 and for each of the three years ended December 31, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2009
Invesco Ltd.
	By:	/s/ Loren Starr
Loren Starr
Senior Managing Director and Chief Financial Officer